Exhibit 99.1

FISCAL 2009 ANNUAL

SHAREHOLDERS MEETING

July 9, 2009

TIDEWATER

601 Poydras Street, Suite 1900

New Orleans, LA 70130

FORWARD-LOOKING STATEMENTS

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; instability of global financial markets and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and enforcement of laws related to the environment, labor and foreign corrupt practices. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.

Phone: 504.568.1010 | Fax: 504.566.4580 | Web: www.tdw.com | Email: connect@tdw.com

A REMINDER OF

OUR WORKPLACE

A REMINDER OF

OUR WORKPLACE

SAFETY RECORD RIVALS LEADING COMPANIES

TOTAL RECORDABLE INCIDENT RATES

1.00 0.75 0.50 0.25 0.00

2002 2003 2004 2005 2006 2007 2008

TIDEWATER DOW CHEMICAL DUPONT EXXON/MOBIL BP

CALENDAR YEARS

TIDEWATER

TODAY

Solid safety record – One LTA and .18 TRIR in FY’09

Unmatched (and growing) global footprint – 50+ years internationally and working in over 60 countries

Entire fleet earning solid returns – Third consecutive year of record earnings (19.3% Return on Average Equity over the last three fiscal years)

Strong balance sheet – 2.1% net debt to total cap at 3/31/09

Continuing to invest in new vessels with expanded capabilities – 17 deliveries in FY’09 and 46 under construction at 3/31/09

Track record of prudent capital management and of returning capital to shareholders – Increase of dividend to $1 per share annually

MANY UNANSWERED QUESTIONS AT THIS TIME

Impacts of current financial crisis and global recession

Rig and vessel construction backlogs

Financial health of shipyards and competitor

Future oil and gas prices

E&P spending

Obama administration’s approach to energy and tax policy

Vessel utilization and pricing

7

OUR STRATEGY

(Not much has changed!)

Culture is a competitive advantage

Safety-oriented

Deep knowledge of customer needs

Aggressive management of operating and capital costs

Maintain maximum financial flexibility to deal with uncertainties

Selectively deploy cash to renew fleet with expanded capabilities

Opportunistically utilize balance sheet strength

Right acquisitions, right price, right time

Consistently focus on creating shareholder value

8

TIDEWATER TODAY

INTERNATIONAL STRENGTH

(as of 3/31/09)

Active Vessel Count By Region

(excludes stacked vessels)

North America

25 (7%)

Central/South

America

98 (28%)

Europe/M.E.

37 (11%)

Far East

51 (15%)

West Africa

137(39%)

93% International 7% Domestic

(vs. 65% International and 35% Domestic ten years ago)

CURRENT REVENUE MIX

Quality of Customer Base

Others Super Majors

37% 40%

NOC's

23%

Our top 10 customers (5 Super Majors, 4 NOC’s and one large independent) currently account for 60% of our revenue

RIGS CONTRACTED BY OUR TOP 10

CUSTOMERS

(Estimated as of March 2009)

Jackups Semi Drillships

March 2009 working rigs 338 154 36

Working for top 10 customers 94 * 76 20

28% 49% 56%

* PEMEX alone has 31 of the 94 jackups

Source: ODS-Petrodata and Tidewater

VESSEL POPULATION

BY OWNER

(Includes AHTS and PSV’s only)

Estimated as of March 2009

291

91

78

74

63

63

5

Tidewater

Competitor #1

Competitor #2

Competitor #3

Competitor #4

Competitor # 5

Avg. All Others

(1,535 total vessels

for 300+ owners)

Source: ODS-Petrodata and Tidewater

GLOBAL VESSEL

FLEET BY AGE

(Includes AHTS and PSV’s only) Estimated as of March 2009

As of 3/31/09, there are approximately 688 additional AHTS and PSV’s under construction

Number of Vessels

Built (AHTS & PSV)

Of the total 2,195 vessels, 344 vessels are 30+ yrs old, another 520 are 25-29 yrs old, and 94 are 20-24 yrs old

200

180

160

140

120

100

80

60

40

20

0

1965

1970

1975

1980

1985

1990

1995

2000

2005

Source: ODS-Petrodata and Tidewater

GROWING

INDUSTRY’S LARGEST FLEET

Ability to support continued fleet renewal and growth

Current environment may present opportunities to utilize our financial strength

Funding with internal cash flow and available credit

Always weigh build vs. buy criteria

Making progress with fleet average age

Strive for a Balance Between Performance, Growth and Financial Strength

LARGEST NEW FLEET

IN THE INDUSTRY…

Vessel Commitments Jan. ‘00 – March ‘09

Vessel Count Estimated Cost

AHTS 70 $1,259m

PSV’s 72 $1,355m

Crewboats & Tugs 65 $275m

TOTALS:(1) 207 $2,889m (2)

At 3/31/09, 142 new vessels in fleet with 5.2 year average age

(1) Includes vessels added to the fleet financed by bareboat charter.

(2) $2,290m funded through 3/31/09.

*Excludes ENSCO fleet acquisition effected April 1, 2003.

…AND COUNTING

Our approach to managing construction

Vessels Under Construction

As of March 31, 2009

Building vessels Count

worldwide AHTS 16

Due diligence focused PSV 25

on yards

Crew and Tug 5

Tidewater staff

supervise on site Total 46

Estimated delivery schedule – 26 in FY’ 10, 7 in FY’ 11, 11 in FY’ 12 and 2 thereafter. CAPX of $327m in FY’ 10, $128m in FY’ 11, $133m in FY’ 12 and $12m in FY’ 13

FISCAL 2009

VESSEL DELIVERIES

Built at seven different international shipyards

Total cost of $232 million

Count

AHTS 10

PSV 3

Crew and Tug 4

Total 17

A FEW of OUR NEW VESSELS

LARGEST NEW FLEET

IN THE INDUSTRY

(as of 3/31/09)

Out with the Old - In with the New

500

400

300

200

100

0

394

188 New Vessels

438

357 Sold

81 Scrapped

Active Fleet

Dispositions

Net vessels added to the fleet since January 2000, including 46 vessels under construction at 3/31/09.

* Since 4/01/05, 38 vessels have been scrapped and 147 have been sold.

* Total fleet count excludes 61 stacked vessels as of 3/31/09.

IMPROVING AVERAGE AGE

OF TIDEWATER FLEET

600

500

400

300

200

100

0

3/31/2004 Actual

3/31/2005 Actual

3/31/2006 Actual

3/31/2007 Actual

3/31/2008 Actual

12/31/2008 Actual

12/31/2009 Estimate

12/31/2010 Estimate

12/31/2011 Estimate

12/31/2012 Estimate

Total Vessel Count

25

20

15

10

5

Vessels Avg.Age

Assumptions: 1) Average 45 vessel disposals per year in future (averaged 47 per year last three years).

2) Include 46 vessels under construction in year delivered plus additional newbuilds/acquisitions from approximately $500 million per year of future commitments. Tidewater is not committed to spending $500 million annually, but this level is used as an assumption in estimating average fleet age in the future.

FISCAL 2009

FINANCIAL REPORT

SIGNIFICANT EARNINGS GROWTH

50% Five-Year Compounded Annual Earnings Growth Rate

Adjusted EPS**

$8.00 $6.00 $4.00 $2.00 $0.00

$1.03 $1.78 $3.33 $5.94 $6.39 $7.89

Fiscal 2004 Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008 Fiscal 2009

FY End Stock Price $28.13 $38.86 $55.23 $58.58 $55.11 $37.13

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels.

EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.

SELECTED FINANCIAL HIGHLIGHTS

($ in Thousands, Except Per Share Data)

Years Ended

3/31/09 3/31/08

Revenues $1,390,835 $1,270,171

Net Earnings $406,898 $348,763

Earnings Per Share $7.89 $6.39

Net Cash from $526,435 $489,491

Operations

Capital Expenditures $473,675 $354,022

12/31/08 quarterly EPS and 3/31/09 quarterly EPS were the two highest in company’s history

STRONG BALANCE SHEET

($ in Millions)

March 2009 March 2008

Cash $251 $270

Stockholders’ Equity $2,245 $1,930

Long-term Debt* $300 $300

Net Debt* to Total Cap 2.1% 1.5%

+ $550 million of Available Liquidity at 3/31/09 (Cash plus $300m Revolver)

* Excludes $10.1 million at March 31, 2008, of total capitalized lease obligations.

VESSEL REVENUE

& GROSS MARGIN

Gross Margin %

Vessel Revenue

(a) Zapata acquisition

(b) O.I.L. acquisition

Gross margin is defined as vessel revenue less vessel

operating costs

Revenue ($ millions)

(a)

(b)

Gross Margin %

$1,600

$1,400

$1,200

$1,000

$800

$600

$400

$200

$0

FY91

FY93

FY95

FY97

FY99

FY01

FY03

FY05

FY07

FY09

60.0%

50.0%

40.0%

30.0%

20.0%

10.0%

0.0%

FLEET CASH

OPERATING MARGINS

OPERATING MARGIN (in millions)

$700 $600 $500 $400 $300 $200 $100 $0

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

38.6% 37.6% 46.5% 41.9% 36.9% 38.7% 49.1% 54.6% 51.9% 51.3%

Fiscal Years

OPERATING MARGIN (%)

New Vessels

Traditional Vessels

Total Fleet

Operating Margin %

Note: Cash operating margins are defined as vessel revenue less vessel operating expenses.

RETURNING VALUE TO SHAREHOLDERS

SHARE REPURCHASE PROGRAM

Current repurchase authority of $200 MM

Since 8/05, have repurchased 9.5 MM shares for $516.2 MM

SHARE REPURCHASE PROGRAM

Recent dividend declaration

increased from $.15/share/quarter to $.25/share/quarter

One of eight OSX companies paying dividends

Current 2.3% yield (highest among OSX companies)

COMPARISON of CUMULATIVE FIVE YEAR TOTAL STOCKHOLDER RETURN

$350 $300 $250 $200 $150 $100 $50 $0

2004 2005 2006 2007 2008 2009

Tidewater Inc.

S&P 500

Peer Group

Peer group is the “Value Line Oilfield Services Group Index”

COMPARATIVE CAPITALIZATION

Net Debt = ST + LT Debt Less Cash

Equity = Share price (in USD) at 3/31 times shares outstanding at 3/31

Balance Sheet data as of March 31, 2009, except GBB (12/31/08)

($ millions)

4,000

3,500

3,000

2,500

2,000

1,500

1,000

500

TDW

CKH

GLF

HOS

TRMA

GBB

100.0%

80.0%

60.0%

40.0%

20.0%

0.0%

Net Debt/New Capital

Equity

Net Debt

MARKET VALUATION

BASED ON

CURRENT FY ESTIMATES

Enterprise Value / EBITDA

Price / Earnings

Source: The Jefferies Rig & OSV Weekly report dated July 6, 2009

14.0

12.0

10.0

8.0

6.0

4.0

2.0

TEV/EBITDA

Price/Earnings

TDW

GLF

HOS

GBB

TIDEWATER STOCK OWNERSHIP BY INVESTMENT STYLE

(as of March 31, 2009)

Source: Thomson Reuters

Index 18%

Growth 13%

GARP 19%

Specialty 5%

Income 6%

Value 39%

FINANCIAL STRATEGY

Focused on Long Term Shareholder Value

Maintain Financial

Strength

Renew

Fleet

Deliver

Results

FISCAL 2009 ANNUAL

SHAREHOLDERS MEETING

July 9, 2009

The “William C. O’Malley”

A CHANGE in SAFETY CULTURE…. and RESULTS

LTAs TRIR

Number of LTA’s

TRIR

160 140 120 100 80 60 40 20 0

1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

2.5 2 1.5 1 0.5 0

Fiscal Years

VESSEL REVENUE

& GROSS MARGIN

Gross Margin %

Vessel Revenue

Revenue ($ millions)

(a) (b)

Gross Margin %

$1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0

FY79 FY81 FY83 FY85 FY87 FY89 FY91 FY93 FY95 FY97 FY99 FY01 FY03 FY05 FY07 FY09

60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0%

(a) Zapata acquisition

(b) O.I.L. acquisition

Gross margin is defined as vessel revenue

less vessel operating costs

William C. O’Malley Tidewater and Industry Leader